UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported): November 16, 2005

Decorize, Inc.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-31260	43-1931810
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

1938 East Phelps, Springfield, Missouri 65802
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:    (417) 879-3326

Not Applicable

Former name of address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On November 16, 2005, SRC Holdings Corporation exercised common stock purchase warrants for 1,500,000 shares of the common stock of Decorize, Inc., a Delaware corporation (“Decorize”), at a price of $0.20 per share, for a total purchase price of $300,000. SRC Holdings Corporation had received the warrants upon the closing of a private placement of Decorize common stock on June 15, 2005, pursuant to the terms of a Securities Purchase Agreement (the “Purchase Agreement”) entered into between Decorize, SRC Holdings Corporation and Quest Capital Alliance L.L.C. The warrants exercised by SRC Holdings Corporation would have expired on June 15, 2007, and it still holds warrants issued in the June 2005 closing that are exercisable for 1,500,000 shares of common stock at a price of $0.20 per share, which expire on April 11, 2010. The description of the Purchase Agreement and related matters that is set forth in Decorize’s Current Report on Form 8-K filed on June 15, 2005, as amended on September 14, 2005, is incorporated herein by reference.

Item 9. Financial Statements and Exhibits.

(c) Exhibits.

4.1* Securities Purchase Agreement dated as of June 15, 2005, by and among Decorize, Inc., SRC Holdings Corporation and Quest Capital Alliance, L.L.C.

4.2* Warrant Certificate dated as of June 15, 2005, for the purchase of 1,500,000 shares of Common Stock, issued by Decorize, Inc. in the name of SRC Holdings Corporation.

* Incorporated by reference from the Company’s Form 8-K filed on June 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECORIZE, INC.

Date: November 21, 2005	By:	/s/ Brent Olson
Name: Brent Olson
Title: Vice President of Finance

Exhibit Index

4.1 Securities Purchase Agreement dated as of June 15, 2005, by and among Decorize, Inc., SRC Holdings Corporation and Quest Capital Alliance, L.L.C.

4.2 Warrant Certificate dated as of June 15, 2005, for the purchase of 1,500,000 shares of Common Stock, issued by Decorize, Inc. in the name of SRC Holdings Corporation.

4.3 Warrant Certificate dated as of June 15, 2005, for the purchase of 1,500,000 shares of Common Stock, issued by Decorize, Inc. in the name of SRC Holdings Corporation

4.4 Warrant Certificate dated as of June 15, 2005, for the purchase of 1,057,143 shares of Common Stock, issued by Decorize, Inc. in the name Quest Capital Alliance, L.L.C.

4.5 Warrant Certificate dated as of June 15, 2005, for the purchase of 750,000 shares of Common Stock, issued by Decorize, Inc. in the name Quest Capital Alliance, L.L.C.

4.6 Registration Rights Agreement dated as of May 31, 2005, between Decorize, Inc., SRC Holdings Corporation and Quest Capital Alliance, L.L.C.

4.7 Second Amended and Restated Certificate of Designation of the Series A Convertible Preferred Stock of Decorize, Inc.

10.1 Amendment No. 2 to Loan Agreement, dated as of June 16, 2005, between Decorize, Inc. and Bank of America, N.A.